UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 26, 2022
PBF ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of PBF Energy Inc. (“PBF Energy”) was held on May 26, 2022. At the Annual Meeting, the stockholders elected each of the following individuals to serve on PBF Energy’s Board of Directors until the 2023 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Thomas Nimbley	98,973,128	1,846,625	35,767	7,405,181
Spencer Abraham	86,758,802	14,071,987	24,731	7,405,181
Wayne Budd	97,810,251	2,585,336	459,933	7,405,181
Karen Davis	100,616,480	210,108	28,932	7,405,181
Paul J. Donahue, Jr.	100,736,175	94,129	25,216	7,405,181
S. Eugene Edwards	84,210,550	16,620,116	24,854	7,405,181
Robert Lavinia	86,011,124	14,819,594	24,802	7,405,181
Kimberly Lubel	85,070,310	15,760,647	24,563	7,405,181
George Ogden	100,650,825	179,838	24,857	7,405,181

In addition, the following proposals were voted at PBF Energy’s Annual Meeting:

The ratification of the appointment of Deloitte & Touche LLP to serve as PBF Energy’s independent registered public accounting firm for 2022 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN
107,537,510	652,652	70,539

With respect to the advisory vote regarding the 2021 compensation of PBF Energy’s Named Executive Officers, which vote is referred to as the “Say-on-Pay Vote”, the stockholders have approved the compensation of PBF Energy’s Named Executive Officers, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
99,421,196	1,307,065	127,259	7,405,181

With respect to the amendment of the Amended and Restated 2017 Equity Incentive Plan, the stockholders have approved the amendment, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
85,118,408	15,646,151	90,961	7,405,181

Item 9.01.   Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 1, 2022	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel